EXHIBIT 4.4


                      AETNA LIFE AND CASUALTY COMPANY

                                    TO

                THE FIRST NATIONAL BANK OF CHICAGO, TRUSTEE



                                __________


                          SUBORDINATED INDENTURE

                         Dated as of       , 1994


                                __________




                                Debentures



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                      AETNA LIFE AND CASUALTY COMPANY
            Reconciliation and tie between certain Sections of
               this Indenture, dated as of      , 1994, and
                  Sections 310 through 318, inclusive, of
                     the Trust Indenture Act of 1939:

Trust Indenture
  Act Section                                           Indenture Section

Section 310 (a)(1)..................................    609
            (a)(2)..................................    609
            (a)(3)..................................    Not Applicable
            (a)(4)..................................    Not Applicable
            (b)   ..................................    608
                                                        610
Section 311 (a).....................................    613
            (b).....................................    613
Section 312 (a).....................................    701
                                                        702(a)
            (b).....................................    702(b)
            (c).....................................    702(c)
Section 313 (a).....................................    703(a)
            (b).....................................    703(a)
            (c).....................................    703(a)
            (d).....................................    703(b)
Section 314 (a).....................................    704
            (a)(4)..................................    101
                                                        1004
            (b).....................................    Not Applicable
            (c)(1)..................................    102
            (c)(2)..................................    102
            (c)(3)..................................    Not Applicable
            (d).....................................    Not Applicable
            (e).....................................    102
Section 315 (a).....................................    601
            (b).....................................    602
            (c).....................................    601
            (d).....................................    601
            (e).....................................    516
Section 316 (a).....................................    101
            (a)(1)(A)...............................    503
                                                        504
                                                        514
            (a)(1)(B)...............................    515
            (a)(2)..................................    Not Applicable
            (b).....................................    510
            (c).....................................    104(c)
Section 317 (a)(1)..................................    505
            (a)(2)..................................    506
            (b).....................................    1003
Section 318 (a).....................................    107

___________________
NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.
                               TABLE OF CONTENTS

                                                                          Page

PARTIES....................................................................  1
RECITALS OF THE COMPANY....................................................  1

                                  ARTICLE ONE

                       Definitions and Other Provisions
                            of General Application


Section 101.      Definitions..............................................  1
                  Act......................................................  2
                  Additional Amounts.......................................  2
                  Additional Interest......................................  2
                  Authenticating Agent.....................................  2
                  Board of Directors.......................................  3
                  Board Resolution.........................................  3
                  Business Day.............................................  3
                  Capital..................................................  3
                  Commission...............................................  3
                  Common Security..........................................  3
                  Common Stock.............................................  3
                  Company..................................................  4
                  Company Request..........................................  4
                  Company Order............................................  4
                  Corporate Trust Office...................................  4
                  corporation..............................................  4
                  Covenant Defeasance......................................  4
                  Debenture................................................  4
                  Debenture Register.......................................  4
                  Debenture Registrar......................................  4
                  Debt.....................................................  4
                  Defaulted Interest.......................................  5
                  Defeasance...............................................  5
                  Depositary...............................................  5
                  Event of Default.........................................  5
                  Exchange Act.............................................  5
                  Floating or Adjustable Rate Debenture....................  5
                  Floating or Adjustable Rate Provision....................  5
                  Global Debenture.........................................  5
                  Guarantee................................................  5
                  Holder...................................................  6
                  Indenture................................................  6
                  Interest Payment Date....................................  6
                  Junior Subordinated Payment..............................  6
                  L.L.C. Agreement.........................................  6
                  Managing Members.........................................  6
                  Maturity.................................................  6
                  Notice of Default........................................  6
                  Officers' Certificate....................................  6
                  Opinion of Counsel.......................................  7
                  Outstanding..............................................  7
                  Paying Agent.............................................  8
                  Person...................................................  8
                  Place of Payment.........................................  8
                  Predecessor Debenture....................................  8
                  Preferred Security.......................................  8
                  Proceeding...............................................  8
                  Redemption Date..........................................  9
                  Redemption Price.........................................  9
                  Regular Record Date......................................  9
                  Responsible Officer......................................  9
                  Security Exchange........................................  9
                  Senior Debt..............................................  9
                  Special Record Date...................................... 10
                  Stated Maturity.......................................... 10
                  Subsidiary............................................... 10
                  Trustee.................................................. 10
                  Trust Indenture Act...................................... 10
                  U.S. Government Obligations.............................. 10
                  Vice President........................................... 10
                  Written Action........................................... 10

Section 102.      Compliance Certificates and Opinions..................... 11

Section 103.      Form of Documents Delivered to Trustee................... 11

Section 104.      Acts of Holders; Record Dates............................ 12

Section 105.      Notices, Etc., to Trustee and Company.................... 14

Section 106.      Notice to Holders; Waiver................................ 15

Section 107.      Conflict with Trust Indenture Act........................ 15

Section 108.      Effect of Headings and Table of Contents................. 16

Section 109.      Successors and Assigns................................... 16

Section 110.      Separability Clause...................................... 16

Section 111.      Benefits of Indenture.................................... 16

Section 112.      Governing Law............................................ 16

Section 113.      Legal Holidays........................................... 16

Section 114.      Personal Immunity from Liability for Incorporators,
                  Stockholders, Etc........................................ 17


                                  ARTICLE TWO

                                Debenture Form

Section 201.      Forms Generally.......................................... 17

Section 202.      Form of Face of Debenture................................ 18

Section 203.      Form of Reverse of Debenture............................. 20

Section 204.      Form of Legend for Global Debentures..................... 23

Section 205.      Form of Trustee's Certificate of
                  Authentication........................................... 23



                                 ARTICLE THREE

                                The Debentures


Section 301.      Amount Unlimited; Issuable in Series..................... 24

Section 302.      Denominations............................................ 27

Section 303.      Execution, Authentication, Delivery and
                  Dating................................................... 27

Section 304.      Temporary Debentures..................................... 29

Section 305.      Registration, Registration of Transfer and
                  Exchange................................................. 30

Section 306.      Mutilated, Destroyed, Lost and Stolen
                  Debentures............................................... 32

Section 307.      Payment of Interest; Interest Rights
                  Preserved................................................ 33

Section 308.      Persons Deemed Owners.................................... 35

Section 309.      Cancellation............................................. 35

Section 310.      Computation of Interest.................................. 36

Section 311.      Additional Interest...................................... 36



                                 ARTICLE FOUR

                          Satisfaction and Discharge


Section 401.      Satisfaction and Discharge of Indenture.................. 36

Section 402.      Application of Trust Fund................................ 38



                                 ARTICLE FIVE

                                   Remedies


Section 501.      Events of Default........................................ 39

Section 502.      Acceleration of Maturity................................. 42

Section 503.      Collection of Indebtedness and Suits for Enforcement by
                  Trustee.................................................. 45

Section 504.      Trustee May File Proofs of Claim......................... 46

Section 505.      Trustee May Enforce Claims Without Possession of
                  Debentures............................................... 47

Section 506.      Application of Money Collected........................... 47

Section 507.      Limitation on Suits...................................... 48

Section 508.      Unconditional Right of Holders to Receive Principal,
                  Premium Interest......................................... 49

Section 509.      Restoration of Rights and Remedies....................... 49

Section 510.      Rights and Remedies Cumulative........................... 49

Section 511.      Delay or Omission Not Waiver............................. 50

Section 512.      Control by Holders....................................... 50

Section 513.      Waiver of Past Defaults.................................. 51

Section 514.      Undertaking for Costs.................................... 51



                                  ARTICLE SIX

                                  The Trustee


Section 601.      Certain Duties and Responsibilities...................... 52

Section 602.      Notice of Defaults....................................... 52

Section 603.      Certain Rights of Trustee................................ 53

Section 604.      Not Responsible for Recitals or Issuance of
                  Debentures............................................... 54

Section 605.      May Hold Debentures...................................... 55

Section 606.      Money Held in Trust...................................... 55

Section 607.      Compensation and Reimbursement........................... 55

Section 608.      Disqualification; Conflicting Interests.................. 56

Section 609.      Corporate Trustee Required; Eligibility.................. 56

Section 610.      Resignation and Removal; Appointment of
                  Successor................................................ 56

Section 611.      Acceptance of Appointment by Successor................... 58

Section 612.      Merger, Conversion, Consolidation or Succession to
                  Business................................................. 60

Section 613.      Preferential Collection of Claims Against
                  Company.................................................. 60

Section 614.      Appointment of Authenticating Agent...................... 60


                                 ARTICLE SEVEN

               Holders' Lists and Reports by Trustee and Company


Section 701.      Company to Furnish Trustee Names and
                  Addresses of Holders..................................... 62

Section 702.      Preservation of Information; Communications to
                  Holders.................................................. 63

Section 703.      Reports by Trustee....................................... 63

Section 704.      Reports by Company....................................... 64



                                 ARTICLE EIGHT

                   Consolidation, Merger, or Sale of Assets


Section 801.      Company May Consolidate, Etc., Only on Certain
                  Terms.................................................... 64

Section 802.      Successor Substituted.................................... 65



                                 ARTICLE NINE

                            Supplemental Indentures


Section 901.      Supplemental Indentures Without Consent of
                  Holders.................................................. 66

Section 902.      Supplemental Indentures with Consent of
                  Holders.................................................. 67

Section 903.      Execution of Supplemental Indentures..................... 69

Section 904.      Effect of Supplemental Indentures........................ 69

Section 905.      Conformity with Trust Indenture Act...................... 70

Section 906.      Reference in Debentures to Supplemental
                  Indentures............................................... 70

Section 907.      Waiver of Compliance by Holders.......................... 70

Section 908.      Subordination Unimpaired................................. 70



                                  ARTICLE TEN

                                   Covenants


Section 1001.     Payment of Principal, Premium and Interest............... 71

Section 1002.     Maintenance of Office or Agency.......................... 71

Section 1003.     Money for Debentures Payments to Be Held in
                  Trust.................................................... 72

Section 1004.     Statement by Officers as to Default...................... 73

Section 1005.     Limitations on Dividends and Other Payments on Capital
                  Stock.................................................... 73

Section 1006.     Limitations on Conduct of Capital and Other
                  Limitations.............................................. 74

Section 1007.     Stock Exchange Listing................................... 75



                                ARTICLE ELEVEN

                           Redemption of Debentures


Section 1101.     Applicability of Article................................. 76

Section 1102.     Election to Redeem; Notice to Trustee.................... 76

Section 1103.     Selection by Trustee of Debentures to Be
                  Redeemed................................................. 76

Section 1104.     Notice of Redemption..................................... 77

Section 1105.     Deposit of Redemption Price.............................. 78

Section 1106.     Debentures Payable on Redemption Date.................... 78

Section 1107.     Debentures Redeemed in Part.............................. 78



                                ARTICLE TWELVE

                      Defeasance and Covenant Defeasance


Section 1201.     Company's Option to Effect Defeasance or
                  Covenant Defeasance...................................... 79

Section 1202.     Defeasance and Discharge................................. 79

Section 1203.     Covenant Defeasance...................................... 80

Section 1204.     Conditions to Defeasance or Covenant
                  Defeasance............................................... 80

Section 1205.     Deposited Money and U.S. Government Obligations to be
                  Held In Trust; Other Miscellaneous Provisions............ 83

Section 1206.     Reinstatement............................................ 84



                               ARTICLE THIRTEEN

                                 Sinking Funds


Section 1301.     Applicability of Article................................. 84

Section 1302.     Satisfaction of Sinking Fund Payments
                  with Debentures.......................................... 85

Section 1303.     Redemption of Debentures for Sinking Fund................ 85




                               ARTICLE FOURTEEN

                          Subordination of Debentures


Section 1401.     Debentures Subordinate to Senior Debt.................... 85

Section 1402.     Payment Over of Proceeds Upon Dissolution,
                  Etc...................................................... 86

Section 1403.     Prior Payment to Senior Debt Upon
                  Acceleration of Debentures............................... 88

Section 1404.     No Payment When Senior Debt in Default................... 88

Section 1405.     Payment Permitted If No Default.......................... 89

Section 1406.     Subrogation to Rights of Holders of Senior
                  Debt..................................................... 89

Section 1407.     Provisions Solely to Define Relative Rights.............. 90

Section 1408.     Trustee to Effectuate Subordination...................... 91

Section 1409.     No Waiver of Subordination Provisions.................... 91

Section 1410.     Notice to Trustee........................................ 92

Section 1411.     Reliance on Judicial Order or Certificate of Liquidating
                  Agent.................................................... 93

Section 1412.     Trustee Not Fiduciary For Holders of Senior
                  Debt..................................................... 93

Section 1413.     Rights of Trustee as Holder of Senior Debt; Preservation
                  of Trustee's Rights...................................... 93

Section 1414.     Article Applicable to Paying Agents...................... 93

Section 1415.     Defeasance of This Article Fourteen...................... 94


                                ARTICLE FIFTEEN

                                 Miscellaneous


Section 1501.  Assignment; Binding Effect.................................. 94

Section 1502.  Third Party Beneficiaries................................... 94

Section 1503.  Set-off..................................................... 95


- --------------------
NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.


            INDENTURE, dated as of          , 1994, between AETNA LIFE AND
CASUALTY COMPANY, a Connecticut insurance corporation (herein called the "Company"), having its principal office at 151 Farmington Avenue, Hartford, Connecticut 06156, and THE FIRST NATIONAL BANK OF CHICAGO, a national association duly organized and existing under the laws of the United States of America, as Trustee (herein called the "Trustee").


                            RECITALS OF THE COMPANY


            The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its debentures, notes or other evidences of indebtedness (herein called the "Debentures"), to be issued in one or more series to evidence its indebtedness resulting from the loans to be made to the Company of the proceeds from the issuance from time to time by Aetna Capital L.L.C., a Delaware limited liability company ("Capital"), of preferred limited liability company interests in Capital (the "Preferred Securities"), in one or more series, and common limited liability company interests in Capital (the "Common Securities") and related capital contributions.


            All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

            NOW, THEREFORE, THIS INDENTURE WITNESSETH:

            For and in consideration of the premises and the purchase of the Debentures by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Debentures or of series thereof, as follows:


                                  ARTICLE ONE

                       Definitions and Other Provisions
                            of General Application

Section 101.      Definitions.

            For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (2) all other terms used herein which are defined in the Trust Indenture Act or the Securities Act of 1933, as amended, either directly or by reference therein, have the meanings assigned to them therein;

                  (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation;

                  (4) the words "Article" and "Section" refer to an Article and Section, respectively, of this Indenture; and

                  (5) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                  "Act", when used with respect to any Holder, has the meaning specified in Section 104.


                  "Additional Amounts" when used with respect to the Preferred Securities of any series means any additional amounts that Capital is required to pay as dividends to holders of the Preferred Securities of such series pursuant to the Written Action establishing the Preferred Securities of such series in the event that Capital is required by law to withhold or deduct for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied upon or as a result of payments by Capital in respect of the Preferred Securities of such series by or on behalf of the United States of America, any state thereof or any other jurisdiction through which or from which such payment is made, or any authority therein or thereof having power to tax.


                  "Additional Interest" has the meaning specified in Section
311.

                  "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Debentures of one or more series.

                  "Board of Directors" means either (i) the board of directors of the Company, the executive committee of such board of directors or any other duly authorized committee of directors and/or officers appointed by such board of directors or executive committee, or (ii) one or more duly authorized officers of the Company to whom the board of directors of the Company or a committee thereof has delegated the authority to act with respect to the matters contemplated by this Indenture.

                  "Board Resolution" means (i) a copy of a resolution certified by the Corporate Secretary or an Assistant Corporate Secretary of the Company to have been duly adopted by the Board of Directors or a committee thereof and to be in full force and effect on the date of such certification or (ii) a certificate signed by the authorized officer or officers of the Company to whom the board of directors of the Company or a committee thereof has delegated its authority (as described in the definition of Board of Directors), and in each case, delivered to the Trustee.

                  "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York are authorized or required by law or executive order to close.


                  "Capital" means the Person named as "Capital" in the first recital of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Capital" shall mean such successor Person.


                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "Common Security" has the meaning stated in the first recital of this Indenture.

                  "Common Stock" means the Company's common capital stock, without par value.

                  "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.


                  "Company Request" or "Company Order" means a written request or order signed in the name of the Company by (i) any two of the following individuals: the Chairman, a Vice Chairman, the President, a Group Executive or a Vice President, or (ii) by one of the foregoing individuals and by any other Vice President, the Treasurer, an Assistant Treasurer, the Corporate Secretary or an Assistant Corporate Secretary or any other individual authorized by the Board of Directors for such purpose, and delivered to the Trustee.


                  "Corporate Trust Office" means the principal office of the Trustee located at 1 North State Street, 9th Floor, Chicago, Illinois 60602 at which at any particular time its corporate trust business shall be administered.

                  "corporation" means a corporation, association, company, joint-stock company or business trust.

                  "Covenant Defeasance" has the meaning specified in Section
1203.

                  "Debenture" has the meaning stated in the first recital of this Indenture and more particularly means the Debentures of any series, issued from time to time, by the Company pursuant to this Indenture.

                  "Debenture Register" and "Debenture Registrar" have the respective meanings specified in Section 305.

                  "Debt" means (without duplication and without regard to any portion of principal amount that has not accrued and to any interest component thereof (whether accrued or imputed) that is not due and payable) with respect to any Person, whether recourse is to all or a portion of the assets of such Person and whether or not contingent, (i) every obligation of such Person for money borrowed, (ii) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses, (iii) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person, (iv) every obligation of such Person issued or assumed as the deferred purchase price of property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business),
(v) every capital lease obligation of such Person and (vi) every obligation of the type referred to in clauses (i) through (v) of another Person and all dividends of another Person the payment of which, in either case, such Person has guaranteed or is responsible or liable, directly or indirectly, as obligor or otherwise.

                  "Defaulted Interest" has the meaning specified in Section
307.

                  "Defeasance" has the meaning specified in Section 1202.

                  "Depositary" means, with respect to Debentures of any series issuable in whole or in part in the form of one or more Global Debentures, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Debentures as contemplated by Section 301.


                  "Event of Default" has the meaning set forth in Section 501 hereof.


                  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute thereto.


                  "Floating or Adjustable Rate Debenture" means any Debenture which provides for interest thereon at a periodic rate that may vary from time to time over the term thereof in accordance with a Floating or Adjustable Rate Provision.


                  "Floating or Adjustable Rate Provision" means a formula or provision, specified in or pursuant to a Board Resolution or an indenture supplemental hereto, providing for the determination, whether pursuant to objective factors or pursuant to the sole discretion of any Person (including the Company), and periodic adjustment of the interest rate borne by a Floating or Adjustable Rate Debenture.


                  "Global Debenture" means a Debenture that evidences all or part of the Debentures of any series and is authenticated and delivered to, and registered in the name of, the Depositary for such Debentures or a nominee thereof.


                  "Guarantee" means the Payment and Guarantee Agreement executed and delivered by the Company for the benefit of the holders from time to time of the Preferred Securities, as amended from time to time.

                  "Holder" means a Person in whose name a Debenture is registered in the Debenture Register.

                  "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument, and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" shall also include the terms of particular series of Debentures established as contemplated by Section 301.


                  "Interest Payment Date", when used with respect to any Debenture, means the Stated Maturity of an instalment of interest on such Debenture.

                  "Junior Subordinated Payment" has the meaning specified in
Section 1402.


                  "L.L.C. Agreement" means the Amended and Restated Limited
Liability Company Agreement of Capital dated as of       , 1994 by and among
the members of Capital, as amended from time to time.

                  "Managing Members" means the Company and Aetna Capital Holdings, Inc., in their capacity as the members of Capital that hold all of Capital's outstanding Common Securities.

                  "Maturity", when used with respect to any Debenture, means the date on which the principal of such Debenture or an instalment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.


                  "Notice of Default" means a written notice of the kind specified in Section 501(3).

                  "Officers' Certificate" means a certificate signed by (i) any two of the following individuals: the Chairman, a Vice Chairman, the President, a Group Executive or a Vice President, or (ii) by one of the foregoing individuals and by any other Vice President, the Treasurer, an Assistant Treasurer, the Corporate Secretary or an Assistant Corporate Secretary, of the Company, or any other individual authorized by the Board of Directors for such purpose, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 1004 shall be the principal executive, financial or accounting officer of the Company.


                  "Opinion of Counsel" means a written opinion of counsel, who may be an employee of or counsel to the Company, or who may be other counsel reasonably satisfactory to the Trustee.


                  "Outstanding", when used with respect to Debentures, means, as of the date of determination, all Debentures theretofore authenticated and delivered under this Indenture, except:


                  (i) Debentures theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                (ii) Debentures for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Debentures; provided that, if such Debentures are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

               (iii) Debentures as to which Defeasance has been effected pursuant to Section 1202; and

                (iv) Debentures which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Debentures have been authenticated and delivered pursuant to this Indenture, other than any such Debentures in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Debentures are held by a bona fide purchaser in whose hands such Debentures are valid obligations of the Company;


provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Debentures have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Debentures owned by the Company or any other obligor upon the Debentures or any Subsidiary of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Debentures which the Trustee knows to be so owned shall be so disregarded. Debentures so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Debentures and that the pledgee is not the Company or any other obligor upon the Debentures or any Subsidiary of the Company or of such other obligor.


                  "Paying Agent" means any Person authorized by the Company to pay the principal of or any premium or interest on any Debentures on behalf of the Company.


                  "Person" means any individual, corporation, partnership, limited liability company, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.


                  "Place of Payment", when used with respect to the Debentures of any series, means the place or places where the principal of and any premium and interest on the Debentures of that series are payable as specified as contemplated by Section 301.

                  "Predecessor Debenture" of any particular Debenture means every previous Debenture evidencing all or a portion of the same debt as that evidenced by such particular Debenture; and, for the purposes of this definition, any Debenture authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Debenture shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Debenture.

                  "Preferred Security" has the meaning stated in the first recital of this Indenture.

                  "Proceeding" has the meaning specified in Section 1402.

                  "Redemption Date", when used with respect to any Debenture to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

                  "Redemption Price", when used with respect to any Debenture to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

                  "Regular Record Date" for the interest payable on any Interest Payment Date on the Debentures of any series means the date specified for that purpose as contemplated by Section 301.

                  "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.


                  "Security Exchange" when used with respect to the Debentures of any series, means an exchange by Capital of Debentures of such series for Preferred Securities of the related series pursuant to the Written Action establishing the Preferred Securities of such series.

                  "Senior Debt" means the principal of (and premium, if any) and interest, if any (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Company to the extent that such claim for post-petition interest is allowed in such proceeding), on Debt of the Company, whether incurred on or prior to the date of the Indenture or thereafter incurred, unless, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such obligations are not superior in right of payment to the Debentures or to other Debt which is pari passu with, or subordinated to the Debentures or to other securities of the Company which are junior to the Debentures; provided, however, that Senior Debt shall not be deemed to include the Debentures.


                  "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

                  "Stated Maturity", when used with respect to any Debenture or any instalment of principal thereof or interest thereon, means the date specified in such Debenture as the fixed date on which the principal of such Debenture or such instalment of principal or interest is due and payable.

                  "Subsidiary" means a corporation more than 50% of the voting power of which is controlled, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting power" means the power to vote for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

                  "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Debentures of any series shall mean the Trustee with respect to Debentures of that series.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

                  "U.S. Government Obligations" has the meaning specified in
Section 1204.

                  "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

                  "Written Action" when used with respect to the Preferred Securities of any series, means a written action of the Managing Members pursuant to the L.L.C. Agreement, establishing the terms of the Preferred Securities of such series.

Section 102.            Compliance Certificates and Opinions.

                  Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (excluding certificates provided for in Section 1004) shall include

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, such individual has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 103.            Form of Documents Delivered to Trustee.

                  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which its certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Any certificate, statement or opinion of an officer of the Company or of counsel may be based, insofar as it relates to accounting matters, upon a certificate, opinion or representation by an accountant or firm of accountants in the employ of the Company, unless such officer or counsel, as the case may be, knows, or in the exercise of reasonable care should know, that the certificate, opinion or representation with respect to such accounting matters upon which its certificate, statement or opinion may be based is erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 104.            Acts of Holders; Record Dates.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him or her the execution thereof. Where such execution is by a signer acting in a capacity other than such signer's individual capacity, such certificate or affidavit shall also constitute sufficient proof of such signer's authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                  (c) The Company may, in the circumstances permitted by the Trust Indenture Act, fix any day as the record date for the purpose of determining the Holders of Outstanding Debentures of any series entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders of Outstanding Debentures of such series. If not set by the Company prior to the first solicitation of a Holder of Debentures of such series made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 701) prior to such first solicitation or vote, as the case may be. With regard to any record date for action to be taken by the Holders of one or more series of Debentures, only the Holders of Debentures of such series on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

                  (d) The ownership of Debentures shall be proved by the Debenture Register or by a certificate of the Debenture Registrar.

                  (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Debenture shall bind every future Holder of the same Debenture and the Holder of every Debenture issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Debenture.

                  (f) Without limiting the foregoing, a Holder entitled hereunder to give or take any action hereunder with regard to any particular Debenture may do so with regard to all or any part of the principal amount of such Debenture or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any different part of such principal amount.

Section 105.            Notices, Etc., to Trustee and Company.

                  Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Steven Wagner, or

                  (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument, Attention: Senior Vice President - Finance, or at any other address previously furnished in writing to the Trustee by the Company.

Section 106.            Notice to Holders; Waiver.

                  Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at its address as it appears in the Debenture Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice; provided, however, that the Company or the Trustee, upon a good faith determination that mailing is in the circumstances impractical, may give such notice by any other method which, in the reasonable belief of the Company or, in the case of the Trustee, of the Company and the Trustee, is likely to be received by the Holders. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

Section 107.            Conflict with Trust Indenture Act.

                  If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

Section 108.            Effect of Headings and Table of Contents.

                  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 109.            Successors and Assigns.

                  All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 110.            Separability Clause.

                  In case any provision in this Indenture or in the Debentures shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 111.            Benefits of Indenture.


                  Nothing in this Indenture or in the Debentures, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders and, to the extent specifically set forth herein, the holders of Senior Debt and Preferred Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.


Section 112.            Governing Law.

                  This Indenture and the Debentures shall be governed by and construed in accordance with the laws of the State of New York, but without regard to principles of conflicts of laws.

Section 113.            Legal Holidays.


                  In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Debenture shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Debentures (other than a provision of the Debentures of any series which specifically states that such provision shall apply in lieu of this Section)) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day (and no interest shall accrue with respect to such payment for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such Interest Payment Date or Redemption Date, or at the Stated Maturity, as the case may be.


Section 114. Personal Immunity from Liability for Incorporators, Stockholders, Etc.

                  No recourse shall be had for the payment of the principal of or premium, if any, or interest, if any, on any Debenture, or for any claim based thereon, or otherwise in respect of any Debenture, or based on or in respect of this Indenture or any indenture supplemental hereto, against any incorporator, or against any past, present or future stockholder, director or officer, as such, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being expressly waived and released as a condition of, and as consideration for, the execution of this Indenture and the issue of the Debentures.


                                  ARTICLE TWO

                                Debenture Form

Section 201.            Forms Generally.

                  The Debentures of each series shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistent herewith, be determined by the officers executing such Debentures, as evidenced by their execution of the Debentures. If the form of Debentures of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Corporate Secretary or an Assistant Corporate Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by
Section 303 for the authentication and delivery of such Debentures.

                  The definitive Debentures shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Debentures, as evidenced by their execution of such Debentures.

Section 202.            Form of Face of Debenture.

                  [Insert any legend required by the Internal Revenue Code and the regulations thereunder.]

                        AETNA LIFE AND CASUALTY COMPANY



No.                                                                 $


                  AETNA LIFE AND CASUALTY COMPANY, a Connecticut insurance corporation (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received,
hereby promises to pay to                                                 ,
or registered assigns, the principal sum of
Dollars on          , and to pay interest thereon [if the Security is to bear
interest at a fixed rate, insert -- the rate of ....% per annum [if the
Security is a Floating or Adjustable Rate Security, insert -- a rate per annum [computed-determined] in accordance with the [insert defined name of Floating or Adjustable Rate Provision] set forth below] plus Additional
Interest, if any, accruing from       or from the most recent Interest Payment
Date to which interest has been paid or duly provided for and (to the extent that the payment of such interest shall be legally enforceable) at the rate of % per annum on any overdue principal and premium and on any overdue instalment of interest or Additional Interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Debenture (or one or more Predecessor Debentures) is registered at the close of business on the Regular Record Date for such
interest, which shall be the           or           (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Debenture (or one or more Predecessor Debentures) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Debentures of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debentures of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.


                  The indebtedness evidenced by this Debenture is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Debt, and this Debenture is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Debenture, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.


                  [If the Securities are Floating or Adjustable Rate Securities with respect to which the principal of or any premium or interest may be determined with reference to an index, insert the text of the Floating or Adjustable Rate Provision.]


                  Payment of the principal of (and premium, if any) and interest on this Debenture will be made at the office or agency of the Company
maintained for that purpose in           , in such coin or currency of the
United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Debenture Register. Notwithstanding the foregoing, so long as the Holder of this Debenture is Capital, the payment of the principal of (and premium, if any) and interest (including Additional Interest, if any) on this Debenture will be made at such place and to such account as may be designated by Capital.

                  Reference is hereby made to the further provisions of this Debenture set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Debenture shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:


                                        AETNA LIFE AND CASUALTY
                                        COMPANY

                                        By______________________

Attest:





Section 203.            Form of Reverse of Debenture.


                  This Debenture is one of a duly authorized issue of securities of the Company (herein called the "Debentures), issued and to be
issued in one or more series under an Indenture, dated as of         , 1994
(herein called the "Indenture"), between the Company and The First National Bank of Chicago, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Debentures and, to the extent specifically set forth in the Indenture, the holders of Senior Debt and Preferred Securities, and of the terms upon which the Debentures are, and are to be, authenticated and delivered. This Debenture is one of the series designated on the face hereof, limited in aggregate principal amount
to $           .

                  [If the Debentures are subject to redemption, insert the terms upon which such Debentures may be redeemed.]


                  [If applicable, insert the following: In the event of redemption of this Debenture in part only, a new Debenture or Debentures of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]


                  The Indenture contains provisions for defeasance at any time of (1) the entire indebtedness of this Debenture or (2) certain restrictive covenants and Events of Default with respect to this Debenture, in each case upon compliance with certain conditions set forth in the Indenture.

                  If an Event of Default with respect to Debentures of this series shall occur and be continuing, the principal of the Debentures of this series and accrued interest thereon (including Additional Interest, if any) may be declared due and payable in the manner and with the effect provided in the Indenture.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debentures of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Debentures at the time Outstanding of each series to be affected (and, prior to a Security Exchange with respect to the Debentures of any series affected thereby, the consent of the holders of not less than a majority in stated liquidation preference of the Preferred Securities of the related series). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Debentures of each series at the time Outstanding, on behalf of the Holders of all Debentures of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences (except that prior to a Security Exchange with respect to the Debentures of such series, any such waiver will also require the consent of the holders of specified percentages of the stated liquidation preference of the Preferred Securities of the related series). Any such consent or waiver by the Holder of this Debenture shall be conclusive and binding upon such Holder and upon all future Holders of this Debenture and of any Debenture issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debenture.

                  Subject to Section 1503 of the Indenture, no reference herein to the Indenture (other than such Section) and no provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Debenture at the times, place and rate, and in the coin or currency, herein prescribed.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Debenture is registerable in the Debenture Register, upon surrender of this Debenture for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Debenture are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Debenture Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Debentures of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees; provided that prior to a Security Exchange with respect to the Debentures of this series, the Debentures of this series may not be transferred without the written consent of the Company.


                  The Debentures of this series are issuable only in registered form without coupons in denominations of $25.00 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Debentures of this series are exchangeable for a like aggregate principal amount of Debentures of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

                  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Debenture for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Debenture is registered as the owner hereof for all purposes, whether or not this Debenture is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  No recourse shall be had for the payment of the principal of (and premium, if any) or interest (including Additional Interest, if any) on this Debenture, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

                  All terms used in this Debenture which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Section 204.            Form of Legend for Global Debentures.

                  Every Global Debenture authenticated and delivered hereunder shall bear a legend in substantially the following form or such other legends as may be required:

            This Debenture is a Global Debenture within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee thereof. This Debenture may not be transferred to, or registered or exchanged for Debentures registered in the name of, any Person other than the Depositary or a nominee thereof and no such transfer may be registered, except in the limited circumstances described in the Indenture. Every Debenture authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, this Debenture shall be a Global Debenture subject to the foregoing, except in such limited circumstances.

Section 205.            Form of Trustee's Certificate of Authentication.

                  The Trustee's certificate of authentication shall be in substantially the following form:

                  This is one of the Debentures of the series designated therein referred to in the within-mentioned Indenture.

                                          .............................,
                                                                As Trustee


                                          By...........................
                                                       Authorized Officer



                                 ARTICLE THREE

                                The Debentures

Section 301.            Amount Unlimited; Issuable in Series.

                  The aggregate principal amount of Debentures which may be authenticated and delivered under this Indenture is unlimited.

                  The Debentures may be issued in one or more series. There shall be established in or pursuant to a Board Resolution or established in one or more indentures supplemental hereto, prior to the issuance of Debentures of any series,

                  (1) the title of the Debentures of the series (which shall distinguish the Debentures of the series from Debentures of any other series);

                  (2) any limit upon the aggregate principal amount of the Debentures of the series which may be authenticated and delivered under this Indenture (except for Debentures authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Debentures of the series pursuant to Sections 304, 305, 306, 906 or 1107 and except for any Debentures which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

                  (3) the Person to whom any interest on a Debenture of the series shall be payable, if other than the Person in whose name that Debenture (or one or more Predecessor Debentures) is registered at the close of business on the Regular Record Date for such interest;

                  (4) the date or dates on which the principal of the Debentures of the series is payable;

                  (5) the rate or rates at which the Debentures of the series shall bear interest, if any, or the Floating or Adjustable Rate Provision pursuant to which such rates shall be determined, the date or dates from which such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date for any interest payable on any Interest Payment Date;

                  (6) the place or places where the principal of and any premium and interest on Debentures of the series shall be payable;


                  (7) the period or periods within which, the price or prices at which (including premium, if any) and the terms and conditions upon which Debentures of the series may be redeemed or prepaid, in whole or in part, at the option of the Company pursuant to a sinking fund or otherwise;


                  (8) the obligation, if any, of the Company to redeem or purchase Debentures of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Debentures of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

                  (9) if other than denominations of $25.00 and any integral multiple thereof, the denominations in which Debentures of the series shall be issuable;


                (10) the ability of the Company, if any, to reborrow the proceeds from any redemption or repayment of the Debentures of that series or to exchange any Debentures of that series for Debentures of a different series;

                (11) the ability of the Company, if any, to extend the interest payment period for the Debentures of the series;

                (12) if the amount of payments of principal of or any premium or interest on any Debentures of the series may be determined with reference to one or more indices, the manner in which such amounts shall be determined;

                (13) if and as applicable, that the Debentures of the series shall be issuable in whole or in part in the form of one or more Global Debentures and, in such case, the Depositary or Depositaries for such Global Debenture or Global Debentures and any circumstance other than those set forth in Section 305 in which any such Global Debenture may be transferred to, and registered and exchanged for Debentures registered in the name of, a Person other than the Depositary for such Global
            Debenture or a nominee thereof and in which any such transfer may be registered;

                (14) any other event or events of default applicable with respect to the Debentures of the series in addition to those provided in Section 501;

                (15) any other covenant or warranty included for the benefit of Debentures of the series in addition to (and not inconsistent with) those included in this Indenture for the benefit of Debentures of all series, or any other covenant or warranty included for the benefit of Debentures of the series in lieu of any covenant or warranty included in this Indenture for the benefit of Debentures of all series, or any provision that any covenant or warranty included in this Indenture for the benefit of Debentures of all series shall not be for the benefit of Debentures of the series, or any combination of such covenants, warranties or provisions;

                (16) any restriction or condition on the transferability of the Debentures of the series;

                (17) any authenticating or paying agents, registrars or any other agents with respect to the Debentures of the series; and

                (18) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by Section 901(5)).


                  All Debentures of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above or in any such indenture supplemental hereto.

                  If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of such action shall be delivered to the Trustee.

Section 302.            Denominations.


                  The Debentures of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by Section 301. In the absence of any such provisions with respect to the Debentures of any series, the Debentures of such series shall be issuable in denominations of $25.00 and any integral multiple thereof.


Section 303.            Execution, Authentication, Delivery and Dating.

                  The Debentures shall be executed on behalf of the Company by its Chairman, a Vice Chairman, its President, any Group Executive, any Vice President, its Treasurer or Assistant Treasurer, under its corporate seal reproduced thereon attested by its Corporate Secretary or one of its Assistant Corporate Secretaries. The signature of any of these officers on the Debentures may be manual or facsimile.

                  The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Debentures. Debentures bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Debentures or did not hold such offices at the date of such Debentures. Minor typographical and other minor errors in the text of any Debenture or minor defects in the seal or facsimile signature on any Debenture shall not affect the validity or enforceability of such Debenture if it has been duly authenticated and delivered by the Trustee.

                  At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Debentures of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Debentures, and the Trustee in accordance with the Company Order shall authenticate and deliver such Debentures. If the form or terms of the Debentures of the series have been established in or pursuant to one or more Board Resolutions as permitted by Sections 201 and 301, in authenticating such Debentures, and accepting the additional responsibilities under this Indenture in relation to such Debentures, the Trustee shall be entitled to receive, and (subject to Section
601) shall be fully protected in relying upon, an Opinion of Counsel stating,

                  (a) if the form of such Debentures has been established by or pursuant to Board Resolution as permitted by Section 201, that such form has been established in conformity with the provisions of this Indenture;

                  (b) if the terms of such Debentures have been established by or pursuant to Board Resolution as permitted by Section 301, that such terms have been established in conformity with the provisions of this Indenture; and

                  (c) that such Debentures, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally or the rights of creditors of insurance companies generally and to general equity principles.

                  The Trustee shall have the right to decline to authenticate and deliver any Debentures under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken or if the Trustee in good faith by its board of directors, executive committee, or a trust committee of directors or responsible officers of the Trustee shall determine that such action would expose the Trustee to personal liability to existing Holders of Debentures.

                  Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all Debentures of a series are not to be originally issued at one time, it shall not be necessary to deliver the Board Resolution otherwise required pursuant to Section 301 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the time of authentication of each Debenture of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Debenture of such series to be issued.

                  Each Debenture shall be dated the date of its authentication.

                  No Debenture shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Debenture a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Debenture shall be conclusive evidence, and the only evidence, that such Debenture has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Debenture shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Debenture to the Trustee for cancellation as provided in Section 309, for all purposes of this Indenture such Debenture shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

Section 304.            Temporary Debentures.

                  Pending the preparation of definitive Debentures of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Debentures which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Debentures in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Debentures may determine, as evidenced by their execution of such Debentures.

                  If temporary Debentures of any series are issued, the Company will cause definitive Debentures of that series to be prepared without unreasonable delay. After the preparation of definitive Debentures of such series, the temporary Debentures of such series shall be exchangeable for definitive Debentures of such series upon surrender of the temporary Debentures of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Debentures of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Debentures of the same series, of any authorized denominations and of a like aggregate principal amount and tenor. Until so exchanged the temporary Debentures of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Debentures of such series and tenor.

Section 305.            Registration, Registration of Transfer and Exchange.

                  The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Debenture Register") in which, subject to such reasonable regulations as it or the Trustee may prescribe, the Company shall provide for the registration of Debentures and of transfers of Debentures. The Trustee is hereby appointed "Debenture Registrar" for the purpose of registering Debentures and transfers of Debentures as herein provided.


                  Upon surrender for registration of transfer of any Debenture of any series at the office or agency in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Debentures of the same series, of any authorized denominations and of a like aggregate principal amount and tenor; provided that prior to a Security Exchange with respect to the Debentures of such series, the Debentures of such series may not be transferred without the written consent of the Company.


                  At the option of the Holder, Debentures of any series may be exchanged for other Debentures of the same series, of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Debentures to be exchanged at such office or agency.
Whenever any Debentures are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Debentures which the Holder making the exchange is entitled to receive.

                  All Debentures issued upon any registration of transfer or exchange of Debentures shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Debentures surrendered upon such registration of transfer or exchange.

                  Every Debenture presented or surrendered for registration of transfer, exchange, redemption or payment shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Debenture Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

                  No service charge shall be made for any registration of transfer or exchange of Debentures, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Debentures, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer.


                  Unless otherwise required by the rules of any stock exchange on which the Debentures are listed or of any quotation system through which the Debentures are traded, neither the Company nor the Trustee shall be required (i) to issue, register the transfer of or exchange Debentures of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Debentures of that series selected for redemption under Section 1103 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Debenture so selected for redemption in whole or in part, except the unredeemed portion of any Debenture being redeemed in part.


                  Notwithstanding any other provision in this Indenture, no Global Debenture may be transferred to, or registered or exchanged for Debentures registered in the name of, any Person other than the Depositary for such Global Debenture or any nominee thereof, and no such transfer may be registered, unless (1) such Depositary (A) notifies the Company and the Trustee that it is unwilling or unable to continue as Depositary for such Global Debenture or (B) ceases to be a clearing agency registered under the Exchange Act, (2) the Company executes and delivers to the Trustee a Company Order that such Global Debenture shall be so transferable, registrable and exchangeable, and such transfers shall be registrable, (3) there shall have occurred and be continuing an Event of Default with respect to the Debentures evidenced by such Global Debenture or (4) there shall exist such other circumstances, if any, as have been specified for this purpose as contemplated by Section 301. Notwithstanding any other provision in this Indenture, a Global Debenture to which the restriction set forth in the preceding sentence shall have ceased to apply may be transferred only to, and may be registered and exchanged for Debentures registered only in the name or names of, such Person or Persons as the Depositary for such Global Debenture shall have directed and no transfer thereof other than such a transfer may be registered.

                  Every Debenture authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Debenture to which the restriction set forth in the first sentence of the preceding paragraph shall apply, whether pursuant to this Section, Section 304, 306, 906 or 1107 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Debenture.

Section 306.            Mutilated, Destroyed, Lost and Stolen Debentures.

                  If there shall be delivered to the Company and the Trustee
(i) a mutilated Debenture or (ii) evidence to their satisfaction of the destruction, loss or theft of any Debenture and in either case such security or indemnity as may be required by either of them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Debenture has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such mutilated, destroyed, lost or stolen Debenture, a new Debenture of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  In case any such mutilated, destroyed, lost or stolen Debenture has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Debenture, pay such Debenture.

                  Upon the issuance of any new Debenture under this Section, the Company or the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new Debenture of any series issued pursuant to this
Section in lieu of any destroyed, lost or stolen Debenture shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Debenture shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Debentures of that series duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debentures.

Section 307.            Payment of Interest; Interest Rights Preserved.

                  Except as otherwise provided as contemplated by Section 301 with respect to any series of Debentures, interest on any Debenture which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Debenture (or one or more Predecessor Debentures) is registered at the close of business on the Regular Record Date for such interest.

                  Any interest on any Debenture of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Debentures of such series (or their respective Predecessor Debentures) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Debenture of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 15 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Debentures of such series at its address as it appears in the Debenture Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Debentures of such series (or their respective Predecessor Debentures) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                  (2) The Company may make payment of any Defaulted Interest on the Debentures of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Debentures may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

                  Subject to the foregoing provisions of this Section, each Debenture delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Debenture shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Debenture.

Section 308.            Persons Deemed Owners.

                  Prior to due presentment of a Debenture for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Debenture is registered as the owner of such Debenture for the purpose of receiving payment of principal of and any premium and (subject to Section 307) any interest on such Debenture and for all other purposes whatsoever, whether or not such Debenture be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

Section 309.            Cancellation.

                  All Debentures surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Debentures previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Debentures previously authenticated hereunder which the Company has not issued and sold, and all Debentures so delivered shall be promptly cancelled by the Trustee. No Debentures shall be authenticated in lieu of or in exchange for any Debentures cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Debentures held by the Trustee shall be disposed of as directed by a Company Order. Acquisition by the Company of any Debenture shall not operate as a redemption or satisfaction of the indebtedness represented by such Debenture unless and until the same is delivered to the Trustee for cancellation.

Section 310.            Computation of Interest.


                  Except as otherwise specified as contemplated by Section 301 for Debentures of any series, interest on the Debentures of each series shall be computed on the basis of a 360-day year of twelve 30-day months and, for any period shorter than a full monthly period, shall be computed on the basis of the actual number of days elapsed in such period.


Section 311.            Additional Interest.

                  Except as otherwise provided as contemplated by Section 301 with respect to any series of Debentures, if at any time prior to a Security Exchange with respect to such series of Debentures, (i) Capital shall be required to pay any Additional Amounts with respect to the related series of Preferred Securities or (ii) Capital shall be required to pay, with respect to its income derived from the interest payments on such series of Debentures, any amounts for or on account of any taxes, duties, assessments or governmental charges of whatever nature imposed by the United States, or any other taxing authority, then, in any such case, the Company will pay as interest such additional amounts ("Additional Interest") as may be necessary in order that the net amounts received and retained by Capital after paying such Additional Amounts or after the payment of such taxes, duties, assessments or governmental charges shall result in Capital's having such funds as it would have had in the absence of the payment of such taxes, duties, assessments or governmental charges.


                               ARTICLE FOUR

                        Satisfaction and Discharge

Section 401.            Satisfaction and Discharge of Indenture.

                  This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Debentures of a series herein expressly provided for) with respect to Debentures of any series, and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to a series, when

                  (1)  either

                  (A) all Debentures of such series theretofore authenticated and delivered (other than (i) Debentures which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Debentures of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in
            Section 1003) have been delivered to the Trustee for cancellation;
            or

                  (B) all such Debentures of such series not theretofore delivered to the Trustee for cancellation

                        (i)  have become due and payable, or

                      (ii) will become due and payable at their Stated Maturity within one year, or

                     (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee in trust for the purpose (A) money in an amount, or (B) U.S. Government Obligations that through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient to pay and discharge the entire indebtedness on such Debentures of such series not theretofore delivered to the Trustee for cancellation, for principal of (and premium, if any) and interest to the date of such deposit (in the case of Debentures of such series which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;


                  (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to such series have been complied with.

                  In the event there are Debentures of two or more series outstanding hereunder, the Trustee shall be required to execute an instrument acknowledging satisfaction and discharge of this Indenture only if requested to do so with respect to Debentures of a particular series as to which it is Trustee and if the other conditions thereto are met. In the event that there are two or more Trustees hereunder, then the effectiveness of any such instrument shall be conditioned upon receipt of such instruments from all Trustees hereunder.

                  Notwithstanding the satisfaction and discharge of this Indenture with respect to a particular series, the obligations of the Company to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive until there are no Debentures Outstanding with respect to a particular series and the obligations of the Company and the Trustee with respect to all other series of Debentures shall survive.

Section 402.            Application of Trust Fund.

                  Subject to provisions of the last paragraph of Section 1003, all amounts deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Debentures and this Indenture, to the payment, either directly or through any Paying
Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such funds have been deposited with the Trustee. Money deposited pursuant to this section not in violation of this Indenture shall not be subject to claims of the holders of Senior Debt under Article Fourteen.


                               ARTICLE FIVE

                                 Remedies

Section 501.            Events of Default.


                  "Event of Default" whenever used with respect to Debentures of a series means any one of the following events and such other events as may be established with respect to the Debentures of such series as contemplated by Section 301 hereof (whether or not it shall be occasioned by the provisions of Article Fourteen):

                  (1) Default in the payment of any instalment of interest (including any Additional Interest) upon any Debentures issued under this Indenture as and when the same shall become due and payable, and continuance of such default for a period of 10 days, in the event such Default occurs prior to a Security Exchange with respect to such Debentures, and 30 days, in the event such Default occurs on or after such a Security Exchange; provided that a valid extension of the interest payment period by the Company for any Debentures shall not constitute a default in the payment of interest for this purpose; or

                  (2) Default in the payment of the principal of or premium, if any, on any Debentures issued under this Indenture as and when the same shall become due and payable either at maturity, upon redemption, by declaration or otherwise; or

                  (3) Failure on the part of the Company duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Company contained in this Indenture for the benefit of the holders of Debentures of such series and written notice of such failure, stating that such notice is a "Notice of Default" hereunder, and requiring the Company to remedy the same, shall have been given by registered or certified mail, return receipt requested, to the Company by the Trustee, or to the Company and the Trustee by the holders of at least 25% in aggregate principal amount of the Outstanding Debentures of such series or, prior to a Security Exchange with respect to Debentures of such series, 25% in aggregate stated liquidation preference of the related series of Preferred Stock and such failure shall have continued unremedied for a period of 60 days, in the event such Default occurs prior to a Security Exchange with respect to the Debentures of such series, and 90 days, in the event such Default occurs after such a Security Exchange after the date of the Company's receipt of such Notice of Default; or


                  (4) A decree or order by a court having jurisdiction in the premises shall have been entered adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of the Company under any applicable Federal or State bankruptcy or similar law, and such decree or order shall have continued undischarged and unstayed for a period of 90 days; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, trustee, assignee, sequestrator or similar official in bankruptcy or insolvency of the Company or of all or substantially all of its property, or for the winding up or liquidation of its affairs, shall have been entered, and such decree or order shall have continued undischarged and unstayed for a period of 90 days; or

                  (5) The Company shall institute proceedings to be adjudicated a voluntary bankrupt, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization, arrangement, adjustment or composition under any applicable Federal or State bankruptcy or similar law, or shall consent to the filing of any such petition, or shall consent to the appointment of a receiver, liquidator, trustee, assignee, sequestrator or similar official in bankruptcy or insolvency of the Company or of all or substantially all of its property, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due and its willingness to be adjudged a bankrupt, or corporate action shall be taken by the Company in furtherance of any of the aforesaid purposes.


                  After a Security Exchange with respect to the Debentures of any series, upon receipt by the Trustee of any Notice of Default pursuant to this Section 501 with respect to the Debentures of such series, a record date shall automatically and without any other action by any Person be set for the purpose of determining the holders of Outstanding Debentures of such series entitled to join in such Notice of Default, which record date shall be the close of business on the day the Trustee receives such Notice of Default. The Holders of Outstanding Debentures of such series on such record date (or their duly appointed agents), and only such Persons, shall be entitled to join in such Notice of Default, whether or not such Holders remain Holders after such record date; provided that, unless such Notice of Default shall have become effective by virtue of Holders of at least 25% in principal amount of Outstanding Debentures of such series on such record date (or their duly appointed agents) having joined therein on or prior to the 90th day after such record date, such Notice of Default shall automatically and without any action by any Person be cancelled and of no further effect. Nothing in this paragraph shall prevent a Holder (or a duly appointed agent thereof) from giving, before or after the expiration of such 90-day period, a Notice of Default contrary to or different from, or, after the expiration of such period, identical to, a Notice of Default that has been cancelled pursuant to the proviso to the preceding sentence, in which event a new record date in respect thereof shall be set pursuant to this paragraph.

Section 502.            Acceleration of Maturity.

                  (a) If an Event of Default with respect to the Debentures of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Debentures of such series may declare the principal amount of all of the Debentures of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount and all accrued interest thereon (including any Additional Interest and any interest subject to an interest extension election for such Debentures) shall become immediately due and payable.

                  At any time after such a declaration of acceleration with respect to Debentures of any series has been made and before a judgment or decree for payment of the money due has been obtained by Capital or, after a Security Exchange with respect to the Debentures of such series, the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Debentures of that series (with the consent of the holders of a majority in stated liquidation preference of the Preferred Securities of the related series in the event such Preferred Securities have not been exchanged for such Debentures), by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if


                  (1) the Company has paid or deposited with the Trustee a sum sufficient to pay


                        (A) all overdue interest (including any Additional Interest) on all Debentures of that series,

                        (B) the principal of (and premium, if any, on) any Debentures of that series which have become due otherwise than by such declaration of acceleration, any interest thereon at the rate or rates prescribed therefor in such Debentures and any Additional Interest,


                        (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Debentures, and

                        (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel except such costs and expenses as are a result of negligence or bad faith on the part of the Trustee;

            and


                  (2) all Events of Default with respect to Debentures of that series, other than the non-payment of the principal of and interest, if any, on the Debentures of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.


No such rescission shall affect any subsequent default or impair any right consequent thereon.


                  After a Security Exchange with respect to the Debentures of any series, upon receipt by the Trustee of any declaration of acceleration, or any rescission and annulment of any such declaration, pursuant to this Section 502 with respect to Debentures of such series, a record date shall automatically and without any other action by any Person be set for the purpose of determining the Holders of Outstanding Debentures of such series entitled to join in such declaration, or rescission and annulment, as the case may be, which record date shall be the close of business on the day the Trustee receives such declaration, or rescission and annulment, as the case may be. The Holders of Outstanding Debentures of such series on such record date (or their duly appointed agents), and only such Persons, shall be entitled to join in such declaration, or rescission and annulment, as the case may be, whether or not such Holders remain Holders after such record date; provided that, unless such declaration, or rescission and annulment, as the case may be, shall have become effective by virtue of Holders of at least 25%, in the case of any declaration of acceleration, or a majority, in the case of any rescission or annulment, in principal amount of Outstanding Debentures of such series on such record date (or their duly appointed agents) having joined therein on or prior to the 90th day after such record date, such declaration, or rescission and annulment, as the case may be, shall automatically and without any action by any Person be cancelled and of no further effect. Nothing in this paragraph shall prevent a Holder (or a duly appointed agent thereof) from giving, before or after the expiration of such 90-day period, a declaration of acceleration, or a rescission and annulment of any such declaration, contrary to or different from, or, after the expiration of such period, identical to, a declaration, or rescission and annulment, as the case may be, that has been cancelled pursuant to the proviso to the preceding sentence, in which event a new record date in respect thereof shall be set pursuant to this paragraph.

                  (b) If, prior to a Security Exchange with respect to the Debentures of any series, an Event of Default with respect to the Debentures of such series of a character specified in clause (1) or (2) of Section 501 shall have occurred and be continuing and Capital shall have failed to pay any dividends on the Preferred Securities of the related series on any dividend payment date (other than as a result of any valid extension of any interest payment period by the Company for the Debentures of such series) or to pay any portion of the redemption price of Preferred Securities of such series called for redemption, then any holder of Preferred Securities of such series may enforce directly against the Company Capital's right hereunder to receive payments of principal and interest on the Debentures of such series, but only in an amount sufficient to enable Capital to pay such dividends or redemption price.

                  (c) The Company expressly acknowledges that under the circumstances set forth in the L.L.C Agreement, the holders of Preferred Securities have the right to appoint a trustee if an Event of Default has occurred and is continuing, which trustee shall be authorized to exercise Capital's rights under this Indenture and the Company agrees to cooperate with such trustee; provided that any trustee so appointed shall vacate office immediately in accordance with the L.L.C. Agreement if all Events of Default giving rise to such right of appointment have been cured by the Company.

                  In furtherance of the foregoing and without limiting the powers of any trustee so appointed and for the avoidance of any doubt concerning the powers of the trustee, the Company acknowledges that any trustee, in its own name and as trustee of an express trust, may institute a proceeding, including, without limitation, any suit in equity, an action at law or other judicial or administrative proceeding, to enforce Capital's rights directly against the Company to the same extent as Capital and on behalf of Capital, and may prosecute such proceeding to judgment or final decree, and enforce the same against the Company and collect, out of the property, wherever situated, of Company the monies adjudged or decreed to be payable in the manner provided by law.

                  (d) Except as provided in this Section 502, holders of any series Preferred Securities shall have no rights to enforce any obligations of the Company under this Indenture.

Section 503. Collection of Indebtedness and Suits for Enforcement by Trustee.


                  The Company covenants that if, after a Security Exchange with respect to the Debentures of any series,

                  (1) default is made in the payment of any interest on any Debenture of such series when such interest becomes due and payable (except for a valid extension of any interest period pursuant to the terms of the Debentures of such series) and such default continues for a period of 30 days, or

                  (2) default is made in the payment of the principal of (or premium, if any, on) any Debenture of such series at the Maturity thereof,

the Company will, upon written demand of the Trustee, pay to it, for the benefit of the Holders of such Debentures, the whole amount then due and payable on such Debentures for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Debentures, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel except such costs and expenses, as are a result of negligence or bad faith on the part of the Trustee. Until such demand is made by the Trustee, the Company may pay the principal of and premium, if any, and interest, if any, on the Debentures of such series to the Holders thereof, whether or not the Debentures of such series are overdue.

                  If, after a Security Exchange with respect to the Debentures of any series, an Event of Default with respect to Debentures of such series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Debentures of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.


Section 504.            Trustee May File Proofs of Claim.


                  In case of any judicial proceeding relative to the Company (or any other obligor upon the Debentures), its property or its creditors after a Security Exchange with respect to the Debentures of any series, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture
Act in order to have claims of the Holders of Debentures of such series and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of Debentures of such series to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Debentures of such series, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607 except such costs and expenses, as are a result of negligence or bad faith on the part of the Trustee.

                  No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Debentures or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, after a Security Exchange with respect to Debentures of any series on behalf of the Holders of Debentures of such series, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.


Section 505.            Trustee May Enforce Claims Without Possession of
                        Debentures.


                  All rights of action and claims under this Indenture or the Debentures may be prosecuted and enforced by the Trustee without the possession of any of the Debentures or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel except such costs and expenses, as are a result of negligence or bad faith on the part of the Trustee, be for the ratable benefit of the Holders of the Debentures in respect of which such judgment has been recovered.


Section 506.            Application of Money Collected.


                  Subject to Article Fourteen, any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Debentures and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST:  To the payment of all amounts due the Trustee under
            Section 607;

                  SECOND:  To the payment of the amounts then due and unpaid for principal of and any premium and interest on the Debentures in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Debentures for principal and any premium and interest, respectively; and

                  THIRD:  To the payment of the remainder, if any, to the
            Company or any other Person lawfully entitled thereto.


Section 507.            Limitation on Suits.

                  Prior to a Security Exchange with respect to the Debentures of any series, Capital shall, with respect to the Debentures of such series, have the right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder.


                  After a Security Exchange with respect to the Debentures of any series, no Holder of any Debenture of that series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Debentures of that series;

                  (2) the Holders of not less than 25% in principal amount of the Outstanding Debentures of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee indemnity reasonably satisfactory in form and substance to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Debentures of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.


Section 508. Unconditional Right of Holders to Receive Principal, Premium and Interest.


                  Notwithstanding any other provision in this Indenture, the Holder of any Debenture shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section 307) any interest on such Debenture on the Stated Maturity or Maturities expressed in such Debenture (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment and such rights shall not be impaired without the consent of such Holder.


Section 509.            Restoration of Rights and Remedies.


                  If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.


Section 510.            Rights and Remedies Cumulative.


                  Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debentures in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.


Section 511.            Delay or Omission Not Waiver.

                  No delay or omission of the Trustee or of any Holder of any Debentures to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Subject to Section 507, every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

Section 512.            Control by Holders.


                  After a Security Exchange with respect to the Debentures of any series, the Holders of a majority in principal amount of the Outstanding Debentures of such series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Debentures of such series, provided that

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

                  Upon receipt by the Trustee of any such direction with respect to Debentures of any series, a record date shall be set for determining the Holders of Outstanding Debentures of such series entitled to join in such direction, which record date shall be the close of business on the day the Trustee receives such direction. The Holders of Outstanding Debentures of such series on such record date (or their duly appointed agents), and only such Persons, shall be entitled to join in such direction, whether or not such Holders remain Holders after such record date; provided that, unless such direction shall have become effective by virtue of Holders of at least a majority in principal amount of Outstanding Debentures of such series on such record date (or their duly appointed agents) having joined therein on or prior to the 90th day after such record date, such direction shall automatically and without any action by any Person be cancelled and of no further effect. Nothing in this paragraph shall prevent a Holder (or a duly appointed agent thereof) from giving, before or after the expiration of such 90-day period, a direction contrary to or different from, or, after the expiration of such period, identical to, a direction that has been cancelled pursuant to the proviso to the preceding sentence, in which event a new record date in respect thereof shall be set pursuant to this paragraph.


Section 513.            Waiver of Past Defaults.


                  Prior to a Security Exchange with respect to the Debentures of any series, Capital may not waive any past default hereunder with respect to such series and its consequences without the consent of the holders of not less than a majority in stated liquidation preference of the Preferred Securities of the related series; provided that Capital may not waive any default (1) in the payment of the principal of or any premium or interest on any Debenture or (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified without the consent of the Holder of each Outstanding Debenture of such series affected without, in each case, the consent of each holder of Preferred Securities of such series.

                  After a Security Exchange with respect to the Debentures of any series, the Holders of not less than a majority in principal amount of the Outstanding Debentures of such series may on behalf of the Holders of all the Debentures of such series waive any past default hereunder with respect to such series and its consequences, except a default

                  (1) in the payment of the principal of or any premium or interest on any Debenture of such series, or

                  (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Debenture of such series affected.

                  Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.


Section 514.            Undertaking for Costs.


                  In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company.


                                ARTICLE SIX

                                The Trustee

Section 601.            Certain Duties and Responsibilities.

                  The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

Section 602.            Notice of Defaults.


                  If a default occurs hereunder with respect to Debentures of any series, the Trustee shall give the Holders of Debentures of such series notice of such default as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in Section 501(3) with respect to Debentures of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Debentures of such series.


Section 603.            Certain Rights of Trustee.

                  Subject to the provisions of Section 601:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                  (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory in form and substance to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) prior to the occurrence of an Event of Default and after the remedy or waiver of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall upon reasonable notice to the Company be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at a time and place acceptable to the Company; and

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

Section 604.            Not Responsible for Recitals or Issuance of Debentures.

                  The recitals contained herein and in the Debentures, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Debentures. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Debentures or the proceeds thereof.

Section 605.            May Hold Debentures.

                  The Trustee, any Authenticating Agent, any Paying Agent, any Debenture Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Debentures and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Debenture Registrar or such other agent.

Section 606.            Money Held in Trust.

                  Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

Section 607.            Compensation and Reimbursement.

                  The Company agrees

                  (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its written request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation, and reasonable expenses and disbursements of its agents and outside counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

Section 608.            Disqualification; Conflicting Interests.

                  If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

Section 609.            Corporate Trustee Required; Eligibility.

                  There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000 or is a subsidiary of a corporation which shall be a Person that has a combined capital and surplus of at least $50,000,000 and which unconditionally guarantees the obligations of the Trustee hereunder. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 610.            Resignation and Removal; Appointment of Successor.

                  (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

                  (b) The Trustee may resign at any time with respect to the Debentures of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by
Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Debentures of such series.

                  (c) The Trustee may be removed at any time with respect to the Debentures of any series by Act of the Holders of a majority in principal amount of the Outstanding Debentures of such series, delivered to the Trustee and to the Company.

                  (d)  If at any time:

                  (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Debenture for at least six months, or

                  (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all securities, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Debenture for at least six months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Debentures and the appointment of a successor Trustee or Trustees.


                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Debentures of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Debentures of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Debentures of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Debentures of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Debentures of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Debentures of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Debentures of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Debentures of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by
Section 611, any Holder who has been a bona fide Holder of a Debenture of such series for at least six months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Debentures of such series.

                  (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Debentures of any series and each appointment of a successor Trustee with respect to the Debentures of any series to all Holders of Debentures of such series in the manner provided in
Section 106. Each notice shall include the name of the successor Trustee with respect to the Debentures of such series and the address of its Corporate Trust Office.

Section 611.            Acceptance of Appointment by Successor.

                  (a) In case of the appointment hereunder of a successor Trustee with respect to all Debentures, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

                  (b) In case of the appointment hereunder of a successor Trustee with respect to the Debentures of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Debentures of such series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer the rights, powers, trust and duties of the retiring Trustee with respect to the Debentures of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Debentures, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debentures of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustee co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debentures of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Debentures of that or those series to which the appointment of such successor Trustee relates.

                  (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraphs (a) and (b) of this Section, as the case may be.

                  (d) No successor shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

Section 612.            Merger, Conversion, Consolidation or Succession to
                        Business.

                  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Debentures shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Debentures so authenticated with the same effect as if such successor Trustee had itself authenticated such Debentures.

Section 613.            Preferential Collection of Claims Against Company.

                  If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Debentures), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

Section 614.            Appointment of Authenticating Agent.

                  The Trustee may with the consent of the Company appoint an Authenticating Agent or Agents with respect to one or more series of Debentures which shall be authorized to act on behalf of the Trustee to authenticate Debentures of such series issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Debentures so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Debentures by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

                  Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

                  An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee or the Company may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company or the Trustee, as the case may be. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Debentures of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Debenture Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

                  The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

                  If an appointment with respect to one or more series is made pursuant to this Section, the Debentures of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

                  This is one of the Debentures of the series designated therein referred to in the within-mentioned Indenture.

                                                ........................,
                                                      As Trustee

                                                By......................,
                                                  As Authenticating Agent

                                                By......................,
                                                     Authorized Officer


                               ARTICLE SEVEN

             Holders' Lists and Reports by Trustee and Company

Section 701.            Company to Furnish Trustee Names and
                        Addresses of Holders.

                  After a Security Exchange with respect to Debentures of any series, the Company will furnish or cause to be furnished to the Trustee

                  (a) semi-annually, not later than 10 days after each Regular Record Date in each year, a list for such series of Debentures, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Debentures of such series as of the preceding Regular Record Date, and

                  (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Debenture Registrar.

Section 702.            Preservation of Information; Communications to Holders.

                  (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Debenture Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

                  (b) The rights of the Holders to communicate with other Holders with respect to their rights under this Indenture or under the Debentures, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

                  (c) Every Holder of Debentures, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

Section 703.            Reports by Trustee.

                  (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. To the extent that any such report is required by the Trust Indenture Act with respect to any 12 month period, such report shall cover the 12 month period ending July 15 and shall be transmitted by the next succeeding September 15.

                  (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Debentures are listed, with the Commission and with the Company. The Company will notify the Trustee when any Debentures are listed on any stock exchange.

Section 704.            Reports by Company.

                  The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.


                               ARTICLE EIGHT

                 Consolidation, Merger, or Sale of Assets

Section 801.            Company May Consolidate, Etc., Only on Certain Terms.

                  The Company shall not consolidate with or merge into any other Person or sell its properties and assets as, or substantially as, an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company, unless:

                  (1) in case the Company shall consolidate with or merge into another Person or sell its properties and assets as, or substantially as, an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which purchases the properties and assets of the Company as, or substantially as, an entirety shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and any premium and interest on all the Debentures and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed, by supplemental indenture satisfactory in form to the Trustee, executed and delivered to the Trustee, by the Person (if other than the Company) formed by such consolidation or into which the Company shall have been merged or by the corporation which shall have acquired the Company's assets;

                  (2) immediately after giving effect to such transaction, no Event of Default shall have happened and be continuing; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, or sale and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

Section 802.            Successor Substituted.

                  Upon any consolidation of the Company with, or merger of the Company into, any other Person or any sale of the properties and assets of the Company as, or substantially as, an entirety in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such sale is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Debentures.


                                 ARTICLE NINE

                            Supplemental Indentures

Section 901.            Supplemental Indentures Without Consent of Holders.

                  Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Debentures; or

                  (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Debentures (and if such covenants are to be for the benefit of less than all series of Debentures, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

                  (3)  to add any additional Events of Default; or

                  (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Debentures in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Debentures in uncertificated form; or

                  (5) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Debentures, including, without limitation, with respect to any of the provisions set forth in Article Fourteen, provided that any such addition, change or elimination (i) shall neither (A) apply to any Debenture of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (B) modify the rights of the Holder of any such Debenture with respect to such provision or (ii) shall become effective only when there is no such Debenture Outstanding; or

                  (6)  to secure the Debentures of any series; or

                  (7) to establish the form or terms of Debentures of any series as permitted by Sections 201 and 301; or

                  (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Debentures of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b); or

                  (9) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this clause (9) shall not adversely affect the interests of the Holders of Debentures of any series in any material respect; or

                (10)  to conform to any mandatory provisions of law.

Section 902.            Supplemental Indentures with Consent of Holders.


                  With the consent of the Holders of not less than a majority of principal amount of the Outstanding Debentures of each series affected by such supplemental indenture (and, prior to a Security Exchange with respect to the Debentures of such series, the consent of the holders of not less than a majority in stated liquidation preference of the Preferred Securities of the related series), by Act of said Holders (and, prior to such a Security Exchange, by a written action of the holders of such Preferred Securities) delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Debentures of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Debenture affected thereby (and, prior to a Security Exchange with respect to the Debentures of any series affected thereby, the consent of the holders of each Preferred Security of the related series),

                  (1) change the Stated Maturity of the principal of, or any instalment of principal of or interest on, any Debenture, or reduce the principal amount thereof or the rate of interest thereon (including any change in the Floating or Adjustable Rate Provision pursuant to which such rate is determined that would reduce such rate for any period) or any premium payable upon the redemption thereof, or change any Place of Payment where, or the coin or currency in which, any Debenture or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption
            Date), or modify the provisions of this Indenture with respect to the subordination of the Debentures of any series in a manner adverse to the Holders, or


                  (2) reduce the percentage in principal amount of the Outstanding Debentures of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or


                  (3) modify any of the provisions of this Section, Section 513 or Section 907, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Debenture affected thereby, provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 907, or the deletion of this proviso, in accordance with the requirements of Sections 611(b) and 901(8).


A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Debentures, or which modifies the rights of the Holders of Debentures of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Debentures of any other series.

                  It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 903.            Execution of Supplemental Indentures.

                  In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

Section 904.            Effect of Supplemental Indentures.

                  Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Debentures theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 905.            Conformity with Trust Indenture Act.

                  Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

Section 906.            Reference in Debentures to Supplemental Indentures.

                  Debentures of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Debentures of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Debentures of such series.

Section 907.            Waiver of Compliance by Holders.


                  Anything in this Indenture to the contrary notwithstanding, any of the acts which the Company is required to do, or is prohibited from doing, by any of the provisions of this Indenture may, to the extent that such provisions might be changed or eliminated by a supplemental indenture pursuant to Section 902 upon consent of Holders of not less than a majority in aggregate principal amount of the then Outstanding Debentures of the series affected (and, prior to a Security Exchange with respect to the Debentures of such series, holders of at least a majority in stated liquidation preference of the Preferred Securities of the related series), be omitted or done by the Company, if there is obtained the prior consent or waiver of the Holders of at least a majority in aggregate principal amount of the then Outstanding Debentures of such series (and, prior to a Security Exchange with respect to the Debentures of such series, holders of at least a majority in stated liquidation preference of the Preferred Securities of the related series).


Section 908.            Subordination Unimpaired.


                  No provision in any supplemental indenture that affects the superior position of the holders of Senior Debt shall be effective against holders of Senior Debt without the consent of any such affected holder.



                                ARTICLE TEN

                                 Covenants

Section 1001.           Payment of Principal, Premium and Interest.

                  The Company covenants and agrees for the benefit of each series of Debentures that it will duly and punctually pay or cause to be paid the principal of and any premium and interest (including any Additional Interest) on the Debentures of that series in accordance with the terms of the Debentures and this Indenture.

Section 1002.           Maintenance of Office or Agency.


                  After a Security Exchange with respect to the Debentures of any series, so long as any Debentures are Outstanding, the Company will maintain in each Place of Payment for the Debentures of that series an office or agency where Debentures of that series may be presented or surrendered for payment, where Debentures of that series may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Company in respect of the Debentures of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.


                  The Company may also from time to time designate one or more other offices or agencies where the Debentures of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Debentures of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

Section 1003.           Money for Debentures Payments to Be Held in Trust.


                  If the Company shall at any time act as its own Paying Agent with respect to any series of Debentures, it will, on or before each due date of the principal of or any premium or interest on any of the Debentures of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and, after a Security Exchange with respect to the Debentures of that series, will promptly notify the Trustee of its action or failure so to act.

                  Whenever the Company shall have one or more Paying Agents for any series of Debentures, it will, prior to each due date of the principal of or any premium or interest on any Debentures of that series, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) after a Security Exchange with respect to the Debentures of that series, the Company will promptly notify the Trustee of its action or failure so to act.


                  The Company will cause each Paying Agent for any series of Debentures other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (i) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (ii) during the continuance of any default by the Company (or any other obligor upon the Debentures of that series) in the making of any payment in respect of the Debentures of that series, and upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Debentures of that series.

                  The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or any premium or interest on any Debenture of any series and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Debenture shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, the City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

Section 1004.           Statement by Officers as to Default.

                  The Company will deliver to the Trustee within 120 days after the end of each fiscal year of the Company ending after the date hereof, a certificate signed by the Company's principal executive officer, principal financial officer or principal accounting officer stating whether or not to the best knowledge of the signer thereof the Company is in compliance with all terms, conditions and covenants of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and if the signer has obtained knowledge of any continuing default by the Company in the performance, observation or fulfillment of any such term, condition or covenant, specifying each such default and the nature thereof.

Section 1005.           Limitations on Dividends and Other Payments on Capital
                        Stock.


                  Prior to a Security Exchange with respect to Debentures of any series, the Company agrees for the benefit of the Holders of Debentures of such series that it shall not declare or pay any dividend on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of the Company's capital stock or make any guarantee payments with respect to the foregoing (other than (i) payments under the Guarantee, (ii) acquisitions of shares of Common Stock in connection with the satisfaction by the Company of its obligations under any employee benefit plans and (iii) redemptions of any share purchase rights issued by the Company pursuant to the Company's Share Purchase Rights Plan adopted on October 27, 1989, as amended from time to time, or the declaration of a dividend of similar share purchase rights in the future), if at such time the Company is in default with respect to its payment obligations under the Guarantee or there shall have occurred an Event of Default with respect to the Debentures of such series.

Section 1006.           Limitations on Conduct of Capital and Other
                        Limitations.

                  Prior to a Security Exchange with respect to Debentures of any series, the Company agrees for the benefit of the Holders of Debentures of such series that it shall (i) not cause or permit any Common Securities of Capital to be transferred, (ii) maintain direct or indirect ownership of all outstanding securities of Capital other than (x) the Preferred Securities of any series and (y) any other securities issued by Capital (other than the Common Securities) so long as the issuance thereof to Persons other than the Company or any of its Subsidiaries would not cause Capital to become an "investment company" required to be registered under the Investment Company
Act of 1940, as amended, (iii) cause at least 21% of the total value of Capital and at least 21% of all interests in the capital, income, gain, loss, deduction and credit of Capital to be represented by Common Securities, (iv) not voluntarily dissolve, wind up or liquidate Capital (other than in connection with the exchange of all series of Preferred Securities outstanding for the related series of Debentures) or either of the Managing Members, (v) cause the Company and Aetna Capital Holdings, Inc. to remain the Managing Members of Capital and timely perform all of their respective duties as Managing Members of Capital (including the duty to declare and pay dividends on the Preferred Securities), and (vi) use reasonable efforts to cause Capital to remain a limited liability company and otherwise continue to be treated as a partnership for U.S. federal income tax purposes; provided that the Company may permit Capital, to consolidate or merge with or into or convey, transfer or lease its assets substantially as an entirety to, a limited liability company or limited partnership or trust organized as such under the laws of any state of the United States of America or the District of Columbia, provided that:
(A) the holders of not less than 66 2/3% of the stated liquidation preference of the outstanding Preferred Securities approves of such merger, consolidation, conveyance, transfer or lease; or (B) (i) such successor entity either (x) expressly assumes all of the obligations of Capital under the Preferred Securities or (y) substitutes for the Preferred Securities other securities having substantially the same terms as the Preferred Securities
(the "Successor Securities") so long as the Successor Securities rank, with respect to participation in the profits or assets of the successor entity, at least as high as the Preferred Securities rank with respect to participation in the profits or assets of Capital, (ii) the Company expressly acknowledges such successor entity as the holder of the Debentures relating to the Preferred Securities, (iii) such merger, consolidation, conveyance, transfer or lease does not cause the Preferred Securities or Successor Securities, if any, to be delisted (or, in the case any Successor Securities, fail to be listed) by any national securities exchange or other organization on which the Preferred Securities are then listed, (iv) such merger, consolidation, conveyance, transfer or lease does not cause the Preferred Securities or Successor Securities, if any, to be downgraded by any "nationally recognized statistical rating organization," as that term is defined by the Securities and Exchange Commission for purposes of Rule 436(g)(2) under the Securities Act of 1933, as amended, (v) such merger, consolidation, conveyance, transfer or lease does not adversely affect the powers, preferences and other special rights of holders of Preferred Securities or Successor Securities, if any, in any material respect and (vi) prior to such merger, consolidation, conveyance, transfer or lease the Company has received an opinion of counsel (which counsel is not an employee of the Company or Capital) to the effect that (w) such merger, consolidation, conveyance, transfer or lease will not cause Capital or such successor entity to become an "investment company" required to be registered under the Investment Company Act of 1940, as amended, (x) holders of outstanding Preferred Securities will not recognize any gain or loss for federal income tax purposes as a result of the merger, consolidation, conveyance, transfer or lease, (y) such successor entity will not be treated as a corporation for federal income tax purposes and (z) such merger, consolidation, conveyance, transfer or lease will not adversely affect the limited liability of holders of Preferred Securities.

Section 1007.           Stock Exchange Listing.

                  In the event of a Security Exchange with respect to Debentures of any series, the Company will use its best efforts to have the Debentures of such series listed on the same exchange as that on which the Preferred Securities of the related series were listed immediately prior to such Security Exchange.



                              ARTICLE ELEVEN

                         Redemption of Debentures

Section 1101.           Applicability of Article.

                  Debentures of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Debentures of any series) in accordance with this Article.

Section 1102.           Election to Redeem; Notice to Trustee.


                  At any time after a Security Exchange with respect to Debentures of any series, in case of any redemption at the election of the Company of less than all the Debentures of such series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Debentures of such series to be redeemed and, if applicable, of the tenor of the Debentures to be redeemed. In the case of any redemption of Debentures prior to the expiration of any restriction on such redemption provided in the terms of such Debentures or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.


Section 1103.           Selection by Trustee of Debentures to Be Redeemed.

                  At any time after a Security Exchange with respect to Debentures of any series, if less than all the Debentures of such series are to be redeemed (unless all of the Debentures of such series and of a specified tenor are to be redeemed), the particular Debentures to be redeemed shall be selected not more than 45 days prior to the Redemption Date by the Trustee, from the Outstanding Debentures of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Debentures of that series or any integral multiple thereof) of the principal amount of Debentures of such series of a denomination larger than the minimum authorized denomination for Debentures of that series. If less than all of the Debentures of such series and of a specified tenor are to be redeemed, the particular Debentures to be redeemed shall be selected not more than 45 days prior to the Redemption Date by the Trustee, from the Outstanding Debentures of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

                  The Trustee shall promptly notify the Company in writing of the Debentures selected for redemption and, in the case of any Debentures selected for partial redemption, the principal amount thereof to be redeemed.

                  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Debentures shall relate, in the case of any Debentures redeemed or to be redeemed only in part, to the portion of the principal amount of such Debentures which has been or is to be redeemed.

Section 1104.           Notice of Redemption.

                  Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Debentures to be redeemed, at its address appearing in the Debenture Register.

                  All notices of redemption shall state:

                  (1)  the Redemption Date,

                  (2)  the Redemption Price,

                  (3) if less than all the Outstanding Debentures of any series are to be redeemed, the identification (and, in the case of partial redemption of any Debentures, the principal amounts) of the particular Debentures to be redeemed,

                  (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Debenture to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

                  (5) the place or places where such Debentures are to be surrendered for payment of the Redemption Price, and

                  (6) that the redemption is for a sinking fund, if such is the case.

                  Notice of redemption of Debentures to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

Section 1105.           Deposit of Redemption Price.


                  By 12:00 noon (New York time) on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment
Date) accrued interest on, all the Debentures which are to be redeemed on that date.


Section 1106.           Debentures Payable on Redemption Date.

                  Notice of redemption having been given as aforesaid, the Debentures so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Debentures shall cease to bear interest. Upon surrender of any such Debenture for redemption in accordance with said notice, such Debenture shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by Section 301, instalments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Debentures, or one or more Predecessor Debentures, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

                  If any Debenture called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Debenture.

Section 1107.           Debentures Redeemed in Part.


                  Prior to a Security Exchange with respect to the Debentures of any series, any Debenture of such series which is to be redeemed only in part shall be surrendered at the place designated by the Company for such purpose, and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Debenture without service charge, a new Debenture or Debentures of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Debenture so surrendered.

                  After a Security Exchange with respect to the Debentures of any series, any Debenture of such series which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Debenture without service charge, a new Debenture or Debentures of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Debenture so surrendered.



                              ARTICLE TWELVE

                    Defeasance and Covenant Defeasance

Section 1201.           Company's Option to Effect Defeasance or
                        Covenant Defeasance.


                  The Company may elect, at any time, to have either Section 1202 or Section 1203 applied to the Outstanding Debentures of any series, upon compliance with the conditions set forth below in this Article Twelve.


Section 1202.           Defeasance and Discharge.

                  Upon the Company's exercise of the option provided in
Section 1201 to have this Section 1202 applied to the Outstanding Debentures of any series, the Company shall be deemed to have been discharged from its obligations, and the provisions of Article Fourteen shall cease to be effective, with respect to the Outstanding Debentures of such series as provided in this Section on and after the date the conditions set forth in
Section 1204 are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Debentures of such series and to have satisfied all its other obligations under the Debentures of such series and this Indenture insofar as the Debentures of such series are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Holders of Debentures of such series to receive, solely from the trust fund described in Section 1204 and as more fully set forth in such Section, payments in respect of the principal of and any premium and interest on such Debentures of such series when payments are due, (2) the Company's obligations with respect to the Debentures of such series under Sections 304, 305, 306, 1002 and 1003, (3) the rights, powers, trusts, duties and immunities of the Trustee hereunder, including, without limitation, its rights under Section 607 and (4) this Article Twelve. Subject to compliance with this Article Twelve, the Company may exercise its option provided in
Section 1201 to have this Section 1202 applied to the Outstanding Debentures of any series notwithstanding the prior exercise of its option provided in
Section 1201 to have Section 1203 applied to the Outstanding Debentures of such series.

Section 1203.           Covenant Defeasance.


                  Upon the Company's exercise of the option provided in
Section 1201 to have this Section 1203 applied to the outstanding Debentures of any series, (1) the Company shall be released from its obligations under
Section 1005 and Section 801 and (2) the occurrence of any event specified in
Section 501(3) (with respect to Section 801 and Section 1005) shall be deemed not to be or result in an Event of Default, and (3) the provisions of Article Fourteen shall cease to be effective, in each case with respect to the Outstanding Debentures of such series as provided in this Section on and after the date the conditions set forth in Section 1204 are satisfied (hereinafter called "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to the extent so specified in the case of Section 501(3)), whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and the Debentures of such series shall be unaffected thereby.


Section 1204.           Conditions to Defeasance or Covenant Defeasance.

                  The following shall be the conditions to application of either Section 1202 or Section 1203 to the Outstanding Debentures of any series:


                  (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee that satisfies the requirements contemplated by Section 609 and agrees to comply with the provisions of this Article Twelve applicable to
            it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of Outstanding Debentures of such series, (i) money in an amount, or (ii) U.S. Government Obligations that through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (iii) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of and any premium and interest on the Debentures of such series on the respective Stated Maturities, in accordance with the terms of this Indenture and the Debentures of such series. As used herein, "U.S. Government Obligation" means (x) any security that is (i) a direct obligation of the United States of America for the payment of which full faith and credit of the United States of America is pledged or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality for the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (i) or (ii), is not callable or redeemable at the option of the issuer thereof, and
            (y) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any specific payment of principal of or interest on any such U.S. Government Obligation specified in Clause (x) and held by such custodian for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any such U.S. Government Obligation, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the Holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.


                  (2) In the case of an election under Section 1202, the Company shall have delivered to the Trustee an Opinion of Counsel stating that the Holders of the Outstanding Debentures of such series will not recognize gain or loss for Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effective with respect to the Debentures of such series and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

                  (3) In the case of an election under Section 1203, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holder of the Outstanding Debentures of such series will not recognize gain or loss for Federal income tax purposes as result of the deposit and Covenant Defeasance to be effected with respect to the Debentures of such series and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

                  (4) The Company shall have delivered to the Trustee an Officers' Certificate to the effect that the Debentures of such series, if then listed on any securities exchange, will not be delisted as a result of such deposit.


                  (5) No Event of Default or event that (after notice or lapse of time or both) would become an Event of Default shall have occurred and be continuing at the time of such deposit or, with regard to any event specified in Sections 501(4) and 501(5), at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).


                  (6) The Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

                  (7) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act of 1940, as amended, unless such trust shall be qualified under such Act or exempt from regulation thereunder.

                  (8) At the time of such deposit: (A) no default in the payment of principal of (or premium, if any) or interest on any Senior Debt shall have occurred and be continuing or (B) no other event of default with respect to any Senior Debt shall have occurred and be continuing and shall have resulted in such Senior Debt becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, or, in the case of either Clause (A) or Clause (B) above, each such default or event of default shall have been cured or waived or shall have ceased to exist.


Section 1205. Deposited Money and U.S. Government Obligations to be Held In Trust; Other Miscellaneous Provisions.

                  Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (solely for purposes of this Section and Section 1206, the Trustee and any such other trustee are referred to collectively as the "Trustee") pursuant to Section 1204 in respect of the Debentures of any series shall be held in trust and applied by the Trustee, in accordance with the provisions of the Debentures of such series and this Indenture, to the payment, either directly or through any such Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of Debentures of such series, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law. Money so held in trust shall not be subject to the provisions of Article Fourteen.

                  The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1204 or the principal and interest receive in respect thereof other than any such tax, fee or other charge that by law is for the account of the Holders of Outstanding Debentures.

                  Anything in this Article Twelve to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 1204 with respect to Debentures of any series that, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof that would then be required to be deposited to effect an equivalent Defeasance or Covenant Defeasance with respect to the Debentures of such series.


Section 1206.           Reinstatement.

                  If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article Twelve with respect to the Debentures of any series by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Debentures of such series shall be revived and reinstated as though no deposit had occurred pursuant to this Article Twelve with respect to Debentures of such series until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 1205 with respect to Debentures of such series in accordance with this Article Twelve; provided, however, that if the Company makes any payment of principal of or any premium or interest on any Debenture of such series following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of Debentures of such series to receive such payment from the money so held in trust.


                             ARTICLE THIRTEEN

                               Sinking Funds

Section 1301.           Applicability of Article.

                  The provisions of this Article shall be applicable to any sinking fund for the retirement of Debentures of a series except as otherwise specified as contemplated by Section 301 for Debentures of such series.

                  The minimum amount of any sinking fund payment provided for by the terms of Debentures of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Debentures of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Debentures of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1302. Each sinking fund payment shall be applied to the redemption of Debentures of any series as provided for by the terms of Debentures of such series.

Section 1302.           Satisfaction of Sinking Fund Payments
                        with Debentures.

                  The Company (1) may deliver Outstanding Debentures of a series (other than any previously called for redemption) and (2) may apply as a credit Debentures of a series which have been acquired or redeemed either at the election of the Company pursuant to the terms of such Debentures or through the application of permitted optional sinking fund payments pursuant to the terms of such Debentures or otherwise, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Debentures of such series required to be made pursuant to the terms of such Debentures as provided for by the terms of such series; provided that such Debentures have not been previously so credited. Such Debentures shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Debentures for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

Section 1303.           Redemption of Debentures for Sinking Fund.

                  Not less than 45 days prior to each sinking fund payment date for any series of Debentures, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Debentures of that series pursuant to Section 1302 and will also deliver to the Trustee any Debentures to be so delivered. Not less than 15 nor more than 45 days before each such sinking fund payment date the Trustee shall select the Debentures to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Debentures shall be made upon the terms and in the manner stated in Sections 1106 and 1107.


                             ARTICLE FOURTEEN

                        Subordination of Debentures

Section 1401.           Debentures Subordinate to Senior Debt.

                  The Company covenants and agrees, and each Holder of a Debenture, by its acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article (subject to the provisions of Article Four and Article Twelve), the payment of the principal of (and premium, if any) and interest on each and all of the Debentures are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all amounts then due and payable in respect of all Senior Debt.

Section 1402.           Payment Over of Proceeds Upon Dissolution, Etc.

                  In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, arrangement, reorganization, debt restructuring or other similar case or proceeding in connection with any insolvency or bankruptcy proceeding, relative to the Company or to its assets, or (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company, then and in any such event specified in (a), (b) or (c) above (each such event, if any, herein sometimes referred to as a "Proceeding") the holders of Senior Debt shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Debt, or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Debt, before the Holders of the Debentures are entitled to receive any payment or distribution of any kind or character, whether in cash, property or securities (including any payment or distribution which may be payable or deliverable by reason of the payment of any other Debt of the Company subordinated to the payment of the Debentures, such payment or distribution being hereinafter referred to as "Junior Subordinated Payment"), on account of principal of (or premium, if any) or interest on the Debentures or on account of the purchase or other acquisition of Debentures by the Company or any Subsidiary and to that end the holders of Senior Debt shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any Junior Subordinated Payment, which may be payable or deliverable in respect of the Debentures in any such Proceeding.

                  In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Debenture shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, including any Junior Subordinated Payment, before all Senior Debt is paid in full or payment thereof is provided for in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Debt, and if such fact shall, at or prior to the time of such payment or distribution, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for application to the payment of all Senior Debt remaining unpaid, to the extent necessary to pay all Senior Debt in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt. Any taxes that have been withheld or deducted from any payment or distribution in respect of the Debentures, or any taxes that ought to have been withheld or deducted from any such payment or distribution that have been remitted to the relevant taxing authority, shall not be considered to be an amount that the Trustee or the Holder of any Debenture receives for purposes of this Section.

                  For purposes of this Article only, the words "any payment or distribution of any kind or character, whether in cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment which securities are subordinated in right of payment to all then outstanding Senior Debt to substantially the same extent as the Debentures are so subordinated as provided in this Article. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the sale of all or substantially all of its properties and assets as an entirety to another Person or the liquidation or dissolution of the Company following the sale of all or substantially all of its properties and assets as an entirety to another Person upon the terms and conditions set forth in Article Eight shall not be deemed a Proceeding for the purposes of this Section if the Person formed by such consolidation or into which the Company is merged or the Person which acquires by sale such properties and assets as an entirety, as the case may be, shall, as a part of such consolidation, merger, or sale comply with the conditions set forth in Article Eight.

Section 1403.           Prior Payment to Senior Debt Upon
                        Acceleration of Debentures.


                  In the event that any Debentures are declared due and payable before their Stated Maturity (other than in connection with any mandatory prepayment of the Debentures of any series in connection with the redemption of any Preferred Securities of the related series), then and in such event the holders of the Senior Debt outstanding at the time such Debentures so become due and payable shall be entitled to receive payment in full of all amounts due on or in respect of such Senior Debt, or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Debt, before the Holders of the Debentures are entitled to receive any payment (including any payment which may be payable by reason of any Junior Subordinated Payments) by the Company on account of the principal of (or premium, if any) or interest on the Debentures or on account of the purchase or other acquisition of Debentures by the Company or any Subsidiary; provided, however, that nothing in this Section shall prevent the satisfaction of any sinking fund payment in accordance with Article Thirteen by delivering and crediting pursuant to Section 1302 Debentures which had been acquired (upon redemption or otherwise) prior to such declaration of acceleration.


                  In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Debenture prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Company.

                  The provisions of this Section shall not apply to any payment with respect to which Section 1402 would be applicable.

Section 1404.           No Payment When Senior Debt in Default.


                  (a) In the event and during the continuation of any default in the payment of principal of (or premium, if any) or interest on any Senior Debt, or in the event that any event of default with respect to any Senior
Debt shall have occurred and be continuing and shall have resulted in such Senior Debt becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, unless and until such default in payment or event of default shall have been cured or waived or shall have ceased to exist and such acceleration shall have been rescinded or annulled, or (b) in the event any judicial proceeding shall be pending with respect to any such default in payment or such event of default, then no payment (including any payment which may be payable by reason of any Junior Subordinated Payments) shall be made by the Company on account of principal of (or premium, if any) or interest on the Debentures or on account of the purchase or other acquisition of Debentures by the Company or any Subsidiary; provided, however, that nothing in this Section shall prevent the satisfaction of any sinking fund payment in accordance with Article Thirteen by delivering and crediting pursuant to Section 1302 Debentures which have been acquired (upon redemption or otherwise) prior to such default in payment or event of default.


                  In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Debenture prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Company.

                  The provisions of this Section shall not apply to any payment with respect to which Section 1402 would be applicable.

Section 1405.           Payment Permitted If No Default.

                  Nothing contained in this Article or elsewhere in this Indenture or in any of the Debentures shall prevent (a) the Company, at any time except during the pendency of any Proceeding referred to in Section 1402 or under the conditions described in Sections 1403 and 1404, from making payments at any time of principal of (and premium, if any) or interest on the Debentures, or (b) the application by the Trustee of any money deposited with it hereunder to the payment of or on account of the principal of (and premium, if any) or interest on the Debentures or the retention of such payment by the Holders, if, at the time of such application by the Trustee, it did not have knowledge that such payment would have been prohibited by the provisions of this Article.

Section 1406.           Subrogation to Rights of Holders of Senior Debt.

                  Subject to the payment in full of all Senior Debt, or the provision for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Debt, the Holders of the Debentures shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Debt pursuant to the provisions of this Article (equally and ratably with the holders of all indebtedness of the Company which by its express terms is subordinated to indebtedness of the Company to substantially the same extent as the Debentures are subordinated to the Senior Debt and is entitled to like rights of subrogation by reason of any payments or distributions made to holders of such Senior Debt) to the rights of the holders of such Senior Debt to receive payments and distributions of cash, property and securities applicable to the Senior Debt until the principal of (and premium, if any) and interest on the Debentures shall be paid in full. If the Trustee or the Holders of the Debentures are not for any reason entitled to be subrogated to the rights of holders of Senior Debt in respect of such payment or distribution, then the Trustee or the Holders of the Debentures may require each holder of Senior Debt to whom any such payment or distribution is made as a condition to such payment or distribution to assign its Senior Debt to the extent of such payment or distribution and all rights with respect thereto to the Trustee on behalf of the Holders. Such assignment shall not be effective until such time as all Senior Debt has been paid in full or payment thereof provided for. For purposes of such subrogation or assignment, no payments or distributions to the holders of the Senior Debt of any cash, property or securities to which the Holders of the Debentures or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Debt by Holders of the Debentures or the Trustee, shall, as among the Company, its creditors other than holders of Senior Debt, and the Holders of the Debentures, be deemed to be a payment or distribution by the Company to or on account of the Senior Debt.

Section 1407.           Provisions Solely to Define Relative Rights.

                  The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Debentures on the one hand and the holders of Senior Debt on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Debentures is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Debt, and the Holders of the Debentures, the obligations of the Company, which are absolute and unconditional (and which, subject to the rights under this Article of the holders of Senior Debt, are intended to rank equally with all other general unsecured obligations of the Company), to pay to the Holders of the Debentures the principal of (and premium, if any) and interest on the Debentures as and when the same shall become due and payable in accordance with their terms; or
(b) affect the relative rights against the Company of the Holders of the Debentures and creditors of the Company other than the holders of Senior Debt; or (c) prevent the Trustee or the Holder of any Debenture from exercising all remedies otherwise permitted by applicable law upon default under this Indenture including, without limitation, filing and voting claims in any Proceeding, subject to the rights, if any, under this Article of the holders of Senior Debt to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

Section 1408.           Trustee to Effectuate Subordination.

                  Each Holder of a Debenture by his or her acceptance thereof authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination provided in this Article and appoints the Trustee his or her attorney-in-fact for any and all such purposes.

Section 1409.           No Waiver of Subordination Provisions.

                  No right of any present or future holder of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof that any such holder may have or be otherwise charged with.

                  Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Debt may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Debentures, without incurring responsibility to the Holders of the Debentures, and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Debentures to the holders of Senior Debt, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter or increase, Senior Debt, or otherwise amend or supplement in any manner Senior Debt or any instrument evidencing the same or any agreement under which Senior Debt is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Debt; (iii) release any Person liable in any manner for the collection of Senior Debt; and
(iv) exercise or refrain from exercising any rights against the Company and any other Person.

Section 1410.           Notice to Trustee.

                  The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Debentures. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Debentures, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Senior Debt or from any trustee, agent or representative therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 601, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section at least two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (and premium, if any) or interest on any Debenture), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within two Business Days prior to such date.

                  Subject to the provisions of Section 601, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself or herself to be a holder of Senior Debt (or a trustee, agent or representative therefor) to establish that such notice has been given by a holder of Senior Debt (or a trustee, agent or representative therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Debt to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Debt held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

Section 1411.           Reliance on Judicial Order or Certificate of
                        Liquidating Agent.

                  Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 601, and the Holders of the Debentures shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such Proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Debentures, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Debt and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

Section 1412.           Trustee Not Fiduciary For Holders of Senior Debt.

                  The Trustee, in its capacity as trustee under this Indenture, shall not be deemed to owe any fiduciary duty to the holders of Senior Debt and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Debentures or to the Company or to any other Person cash, property or securities to which any holders of Senior Debt shall be entitled by virtue of this Article or otherwise.

Section 1413.           Rights of Trustee as Holder of Senior Debt;
                        Preservation of Trustee's Rights.

                  The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Debt which may at any time be held by it, to the same extent as any other holder of Senior Debt, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

                  Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607.

Section 1414.           Article Applicable to Paying Agents.

                  In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee.

Section 1415.           Defeasance of This Article Fourteen.

                  The subordination of the Debentures provided by this Article Fourteen is expressly made subject to the provisions for defeasance or covenant defeasance in Article Twelve and, anything herein to the contrary notwithstanding, upon the effectiveness of any such defeasance or covenant defeasance, the Debentures then outstanding shall thereupon cease to be subordinated pursuant to this Article Fourteen.


                              ARTICLE FIFTEEN

                               Miscellaneous

Section 1501.  Assignment; Binding Effect.


                  The Company shall have the right at all times to assign any of its rights or obligations under this Indenture to a direct or indirect wholly owned Subsidiary of the Company other than any Subsidiary that is an insurance company; provided that, in the event of any such assignment, the Company shall remain jointly and severally liable for all such obligations. The Company may not otherwise assign any of its obligations under this Indenture. Except as otherwise provided in this Indenture, Capital may not assign any of its rights under this Indenture without the prior written consent of the Company. Subject to the foregoing, this Indenture shall be binding upon and inure to the benefit of the Company and the Holders and, to the extent specifically set forth herein, the holders of Senior Debt and Preferred Securities, from time to time of the Debentures and their respective successors and assigns.


Section 1502.  Third Party Beneficiaries.


                  The Company hereby acknowledges that, to the extent specifically set forth herein, prior to a Security Exchange with respect to the Debentures of any series, the holders of the Preferred Securities of the related series shall expressly be third party beneficiaries of this Indenture.


Section 1503.  Set-off.


                  Notwithstanding anything to the contrary herein, prior to any Security Exchange with respect to the Debentures of any series, the Company shall have the right to set-off any payment with respect to the Debentures of such series with and to the extent the Company has theretofore made, or is concurrently on the date of such payment making, a payment under the Guarantee with respect to Preferred Securities of the related series.


                  This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.


                         _____________________________


                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                                AETNA LIFE AND CASUALTY
                                                COMPANY

                                                By......................

Attest:


........................


                                                THE FIRST NATIONAL BANK
                                                OF CHICAGO

                                                By......................

Attest:


........................


STATE OF CONNECTICUT )
                     )  ss.:
COUNTY OF HARTFORD   )



                  On the .... day of ..........., 1994, before me personally came ..........................., to me known, who, being by me duly sworn, did depose and say that (s)he is .................... of AETNA LIFE AND
CASUALTY COMPANY, one of the corporations described in and which executed the foregoing instrument; that (s)he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that (s)he signed her/his name thereto by like authority.




                                                ........................


STATE OF ILLINOIS )
                  )  ss.:
COUNTY OF         )


                  On the .... day of ..........., 1994, before me personally came ..........................., to me known, who, being by me duly sworn, did depose and say that (s)he is .................... of THE FIRST NATIONAL
BANK OF CHICAGO, one of the corporations described in and which executed the foregoing instrument; that (s)he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that (s)he signed her/his name thereto by like authority.



                                                ........................